TRENT EQUITY FUND

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                               SEMI-ANNUAL REPORT










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                            For the Six Months Ended
                               February 29, 2000

                                Trent Equity Fund
                               Semi-Annual Report
                   For the Six Months Ending February 29, 2000

March 2000

Dear Shareholder:

     For the six month period ending February 29, 2000 Trent Equity Fund was up 47.01% compared to a gain of 4.11% for the S&P 500 with dividends reinvested.
The Fund has benefited from a gradual broadening into companies involved in telecommunications, computers and the internet. The Fund is participating roughly equally in both areas of this unusually bifurcated market with surging technology stocks on the one hand offset by weakness in mainstream, old economy stocks on the other. For the past couple of years, strength in technology has come from a truly unprecedented time of new technology growth with the surge in internet use. Mainstream, old economy stocks have been weakening for a couple of years because of increasing interest rates and investors switching to technology stocks. Going forward, stock performance of technology stocks and mainstream, old economy stocks should even out. Even with the rise in the Nasdaq composite index surpassing 5,000, there continue to be exciting opportunities for investing in stocks tied to the new economy. On the other hand, we are finding the best values in mainstream, old economy stocks that have existed in the past six years and are sanguine about prospects for those stocks.

ACTIVITY IN CURRENT HOLDINGS

The best performers during the six month period, in order of dollar impact, were QUALCOMM, up 183%; Flycast Communications, up 430%; ITXC Corp., up 87%; and Alpha Industries, up 145%. QUALCOMM owns the patents on and sells integrated circuits for the best wireless technology for so-called third generation wire-less, which will open up multimedia uses. Flycast Communications is an internet-based buyside advertising network that has just recently been merged into the internet incubator CMGI. ITXC Corp. is one of the leading service providers of international internet voice telephony. Alpha Industries provides gallium arsenide microchips for wireless handsets. A significant benefit from gallium arsenide chips is longer battery life.

The two poorest performers during the six month period were Mattel, down 48%; and Central Parking Corporation, down 37%. Mattel has had difficulty turning around its recent Learning Company acquisition. Similarly, Central Parking Corporation has run into operating difficulties in assimilating its recent major acquisition of Allright Parking.

NEW HOLDINGS

New purchases during the six month period were Alpha Industries, American Home Products, Associates First Capital, Bank of America, Citrix Systems, Gillette, Global Telesystems, Walt Disney Go.com, Healtheon WebMD, ITXC Corp., Leggett and Platt, Madge Networks, Pharmanetics, Quokka Sports, Terayon Communications, Terra Networks and Wind River Systems. We added to Central Parking, Gartner Group, HJ Heinz, Mattel and Newell Rubbermaid. American Home Products is a major pharmaceutical and healthcare products company. Associates First Capital is in consumer finance. Bank of America is one of the largest US banks. Citrix Systems provides networking software systems. Gillette dominates razors and blades. Global Telesytems is a European fiber optic long distance company. Go.com is Walt Disney's internet initiative. Healtheon WebMD is the largest internet-based healthcare information provider and transaction processor. Leggett and Platt makes springs for bedding. Madge Networks is a European internet-based provider of video streaming and technology for advertising services. Pharmanetics monitors new and existing coagulation drugs. Quokka Sports provides internet-based sports programming. Terayon Communications manufactures modems and infrastructure equipment for broadband cable. Terra Networks is an internet service provider and portal for the Spanish and Portuguese speaking world. Wind River Systems provides software for embedded computers.

SIGNIFICANT REALIZED GAINS AND LOSSES

In order of dollar magnitude, the largest realized gains versus cost during the six month period were taken in Qualcomm; Terra Networks; Brunswick; and Tribune Company. Qualcomm and Terra Networks were partial liquidations of their positions due to increased valuation.

In order of dollar magnitude, the largest realized losses versus cost during the six month period were taken in Oakwood Homes; Service Corp. International; Lockheed Martin; and United Asset Management. Continuing deteriorating industry fundamentals hurt Oakwood Homes and Service Corp. International. Cost overruns hurt Lockheed Martin and lack of revenue and cash flow growth hindered United Asset Management.

At Trent Equity Fund, we are trying to ensure that all of our shareholders are treated fairly. We feel that the added costs of having short-term money flow into the Fund is very disruptive and adds additional expenses to the Fund. To protect our long-term shareholders, we have decided to add a redemption fee to deter investors who do not have a long-term orientation to the Fund. The fee will apply to new investments and will be 1% on shares held less than 60 days. All fees paid under the redemption fee will be paid back to the Fund to the full benefit of the remaining shareholders.

We believe that the Fund has had an excellent six months in terms of performance. We thank you for being an investor in Trent Equity Fund.

                                                  Trent Capital Management, Inc.

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at February 29, 2000 (Unaudited)

Shares                                                                 Value
------                                                               ----------
          COMMON STOCKS: 102.9%
          COMMERCIAL SERVICES: 6.4%
11,920    Central Parking Corporation                                $  176,565
 1,650    Equifax Inc.                                                   34,959
11,350    Gartner Group, Inc., Class A                                  162,447
10,375    The ServiceMaster Company                                     114,125
                                                                     ----------
                                                                        488,096
                                                                     ----------
          COMPUTERS: 1.8%
 1,000    Hewlett-Packard Company                                       134,500
                                                                     ----------
          CONSUMER PRODUCTS: 4.6%
12,460    Mattel, Inc.                                                  119,927
 6,400    The Gillette Company                                          225,600
                                                                     ----------
                                                                        345,527
                                                                     ----------
          ELECTRONIC COMPONENTS: 20.9%
 2,300    Alpha Industries, Inc.                                        333,931
 5,310    QUALCOMM Incorporated*                                        756,343
 1,900    Terayon Communication Systems, Inc. *                         488,537
                                                                     ----------
                                                                      1,578,811
                                                                     ----------
          FINANCIAL SERVICES: 7.9%
 2,650    American Express Company                                      355,597
 4,800    Associates First Capital Corp., Class A                        95,400
 1,000    Bank of America Corp.                                          46,063
 2,450    Federal Home Loan Mortgage Corp.                              102,288
                                                                     ----------
                                                                        599,348
                                                                     ----------
          FOOD & BEVERAGE: 0.6%
 1,550    H.J. Heinz Company                                             49,503
                                                                     ----------
          HOME FURNISHINGS: 1.3%
 5,800    Leggett & Platt, Inc.                                          97,513
                                                                     ----------
          HOUSEHOLD PRODUCTS: 3.1%
10,000    Newell Rubbermaid Inc.                                     $  231,250
                                                                     ----------
          INTERNET CONTENT: 20.5%
 5,780    CMGI Inc.*                                                    748,871
 9,375    Go.Com*                                                       206,836
 3,300    Healtheon/WebMD Corporation*                                  182,531
13,600    Quokka Sports, Inc.*                                          171,700
 1,825    Terra Networks, S.A.*                                         236,566
                                                                     ----------
                                                                      1,546,504
                                                                     ----------
          INTERNET SERVICES: 3.6%
25,000    Madge Networks N. V.*                                         270,312
                                                                     ----------
          MEDIA: 6.9%
 7,400    AMFM Inc.*                                                    454,175
 7,400    Sinclair Broadcast Group, Inc., Class A*                       70,300
                                                                     ----------
                                                                        524,475
                                                                     ----------
          MEDICAL SUPPLIES: 3.0%
 1,800    American Home Products Corp.                                   78,300
   875    Johnson & Johnson                                              62,781
 8,000    PharmaNetics, Inc.*                                            87,000
                                                                     ----------
                                                                        228,081
                                                                     ----------
          RETAIL: 3.6%
 7,600    Claire's Stores, Inc.                                         132,525
 6,575    Dollar General Corporation                                    137,664
                                                                     ----------
                                                                        270,189
                                                                     ----------
          SOFTWARE: 8.9%
 3,400    Citrix Systems, Inc.*                                         358,488
 5,400    Wind River Systems, Inc.*                                     313,538
                                                                     ----------
                                                                        672,026
                                                                     ----------

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

Shares                                                                  Value
------                                                               ----------
          TELECOMMUNICATIONS: 9.8%
 8,400    Global Telesystems Group, Inc.*                            $  210,000
 6,500    ITXC Corporation*                                             533,000
                                                                     ----------
                                                                        743,000
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES: 102.9%
     (Cost $5,094,860+)                                               7,779,135

Liabilities in excess of Other Assets: (2.9)%                          (217,204)
                                                                     ----------
TOTAL NET ASSETS: 100.0%                                             $7,561,931
                                                                     ==========
----------
*    Non-income producing security.
+ At February 29, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation                $3,241,867
     Gross unrealized depreciation                  (557,592)
                                                  ----------
          Net unrealized appreciation             $2,684,275
                                                  ==========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $5,094,860) ........    $ 7,779,135
  Receivables:
    Fund shares sold ...........................................        233,711
    Dividends ..................................................          4,049
                                                                    -----------
      Total assets .............................................      8,016,895
                                                                    -----------
LIABILITIES
Payables:
    Securities purchased .......................................        236,159
    Fund shares redeemed .......................................          5,460
    Advisory fees ..............................................          3,639
  Cash overdraft ...............................................        188,166
  Accrued expenses .............................................         21,540
                                                                    -----------
      Total liabilities ........................................        454,964
                                                                    -----------
NET ASSETS .....................................................    $ 7,561,931
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($7,561,931/375,055 shares outstanding; unlimited number
  of shares authorized without par value) ....................      $     20.16
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 3,933,560
  Accumulated net investment loss ..............................        (40,138)
  Undistributed net realized gain on investments ...............        984,234
  Net unrealized appreciation on investments ...................      2,684,275
                                                                    -----------
      Net assets ...............................................    $ 7,561,931
                                                                    ===========

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME

Income
  Dividends ...................................................     $    20,564
  Interest ....................................................           1,330
                                                                    -----------
    Total income ..............................................          21,894
                                                                    -----------
Expenses
  Advisory fees ...............................................          35,669
  Administration fees .........................................          14,930
  Fund accounting fees ........................................           8,883
  Audit fees ..................................................           7,664
  Transfer agent fees .........................................           5,539
  Custody fees ................................................           1,672
  Legal fees ..................................................           1,868
  Trustee fees ................................................           2,048
  Reports to shareholders .....................................           1,388
  Registration fees ...........................................           1,794
  Distribution fees ...........................................           3,705
  Insurance ...................................................             149
  Miscellaneous ...............................................             342
                                                                    -----------
    Total expenses ............................................          85,651
    Less: fees waived and expenses absorbed ...................         (23,619)
                                                                    -----------
    Net expenses ..............................................          62,032
                                                                    -----------
      NET INVESTMENT LOSS .....................................         (40,138)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ............................       1,028,751
  Net change in unrealized appreciation on investments ........       1,466,554
                                                                    -----------
    Net realized and unrealized gain on investments ...........       2,495,305
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....     $ 2,455,167
                                                                    ===========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS         YEAR
                                                       ENDED           ENDED
                                                    FEBRUARY 29,     AUGUST 31,
                                                       2000#            1999
                                                    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................    $   (40,138)    $   (41,680)
  Net realized gain on investments .............      1,028,751         796,793
  Net change in unrealized
  appreciation on investments ..................      1,466,554         940,957
                                                    -----------     -----------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ........................      2,455,167       1,696,070
                                                    -----------     -----------

DISTRIBUTION TO SHAREHOLDERS
  From net realized gain .......................       (584,644)       (725,130)
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
    from net change in outstanding shares (a) ..        477,168         995,731
                                                    -----------     -----------
      TOTAL INCREASE IN NET ASSETS .............      2,347,691       1,966,671

NET ASSETS
  Beginning of period ..........................      5,214,240       3,247,569
                                                    -----------     -----------
  END OF PERIOD ................................    $ 7,561,931     $ 5,214,240
                                                    ===========     ===========

(a) A summary of capital share transactions is as follows:

                                    SIX MONTHS ENDED            YEAR ENDED
                                   FEBRUARY 29, 2000#         AUGUST 31, 1999
                                  ---------------------    --------------------
                                   Shares      Value        Shares      Value
                                  --------   ----------    --------   ---------
Shares sold                        91,269    $1,749,326     45,236    $ 666,688
Shares issued in reinvestment
  of distribution                  34,061       564,398     60,162      693,068
Shares redeemed                   (94,792)   (1,836,556)   (26,471)    (364,025)
Net increase                       30,538    $  477,168     78,927    $ 995,731

# Unaudited.

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND


FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                              SIX MONTHS
                                                 ENDED                 YEARS ENDED AUGUST 31,
                                              FEBRUARY 29, ----------------------------------------------
                                                2000#       1999      1998      1997      1996      1995
                                                ------     ------    ------    ------    ------    ------
Net asset value, beginning of period .....      $15.13     $12.23    $11.90    $ 9.86    $10.24    $11.50
                                                ------     ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................       (0.11)     (0.12)    (0.16)    (0.10)    (0.06)       --
Net realized and unrealized
  gain on investments ....................        6.85       5.73      0.49      2.14      0.67      0.67
                                                ------     ------    ------    ------    ------    ------
Total from investment operations .........        6.74       5.61      0.33      2.04      0.61      0.67
                                                ------     ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
From net realized gain ...................       (1.71)     (2.71)       --        --     (0.99)    (1.93)
                                                ------     ------    ------    ------    ------    ------
Total distributions ......................       (1.71)     (2.71)       --        --     (0.99)    (1.93)
                                                ------     ------    ------    ------    ------    ------
Net asset value, end of period ...........      $20.16     $15.13    $12.23    $11.90    $ 9.86    $10.24
                                                ======     ======    ======    ======    ======    ======
Total return .............................       47.01%     52.81%     2.77%    20.69%     7.23%     9.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .....      $  7.6     $  5.2    $  3.2    $  3.3    $  3.0    $  3.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed..        2.76%+     3.36%     3.08%     3.48%     3.63%     3.65%
After fees waived and expenses absorbed...        2.00%+     2.00%     2.00%     2.00%     2.10%     1.85%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed..       (2.05%)+   (2.31%)   (2.23%)   (2.25%)   (2.15%)   (2.00%)
After fees waived and expenses absorbed...       (1.29%)+   (0.94%)   (1.15%)   (0.76%)   (0.62%)   (0.15%)
Portfolio turnover rate ..................       61.63%     53.71%    41.14%    43.81%    59.33%    46.52%

# Unaudited.
+ Annualized.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial inter est of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT  ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION . Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES . The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transac- tions are accounted for on the trade date. The cost of securities sold is deter- mined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recog- nized on the accrual basis.

     D. USE OF ESTIMATES . The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                               TRENT EQUITY FUND

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended February 29, 2000, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, of-fice space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the six months ended February 29, 2000, the Fund incurred $35,669 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the six months ended February 29, 2000, the Advisor voluntarily waived fees of $23,619.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator pre-pares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

        Under $15 million        $30,000
        $15 to $50 million       0.20% of average daily net assets
        $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
        Over $150 million        0.05% of average daily net assets

                                TRENT EQUITY FUND

     For the six months ended February 29, 2000, the Fund incurred $14,930 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 29, 2000, were $3,978,428 and $3,850,983, respectively.

                                    Advisor
                         TRENT CAPITAL MANAGEMENT, INC.
                             3101 North Elm Street
                                   Suite 150
                        Greensboro, North Carolina 27408
                                 (336) 282-9302

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                         ICA FUND SERVICES CORPORATION
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85108

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.